SUPPLEMENT TO THE CURRENTLY EFFECTIVE STATEMENTS OF ADDITIONAL INFORMATION OF EACH OF THE LISTED FUNDS:

Cash Account Trust	Daily Assets Fund Institutional	DWS Variable Series II:
Government & Agency Securities Portfolio	DWS Money Market Series	DWS Money Market VIP
Money Market Portfolio	Investors Cash Trust
Tax-Exempt Portfolio	Treasury Portfolio
Cash Management Fund	NY Tax Free Money Fund
Cash Reserve Fund, Inc.	Tax Free Money Fund Investment
Prime Series	Tax-Exempt California Money Market Fund
Cash Reserves Fund Institutional
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The following information is added to (or replaces for Daily Assets Fund Institutional) the disclosure under the sub-heading "Stable Net Asset Value (for all money market funds except DWS Variable NAV Money Fund) in the “PART II: APPENDIX II-G —INVESTMENT PRACTICES AND TECHNIQUES” section of each Fund’s Statement of Additional Information:

In 2010, the SEC adopted amendments to then-existing money market fund regulations, imposing new liquidity, credit quality, and maturity requirements on all money market funds. In November 2012, the Financial Stability Oversight Committee (FSOC), a board of U.S. regulators established by the Dodd-Frank Act, proposed recommendations for money market fund reform.  If the SEC were to adopt one or more of the FSOC proposed recommendations in the future, or if FSOC were to take other steps to establish similar regulations of money market funds in the future, such regulatory action may affect the fund’s operations and/or return potential.

Please Retain This Supplement for Future Reference

December 6, 2012
SAISTKR-80